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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: December 15, 2004
                        (Date of earliest event reported)

                 Corporate Asset Backed Corporation on behalf of
                 -----------------------------------------------
              CABCO Series 2004-102 Trust (SBC Communications Inc.)
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware               333-111572-01              22-3281571
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(State of Incorporation)        (Commission             (I.R.S. Employer
                                File Number)           Identification No.)

           445 Broad Hollow Road
           Suite 239
           Melville, New York                               11747
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(Address of Principal Executive Offices)                  (Zip Code)

        Registrant's Telephone Number, including area code: (631) 587-4700

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

            On December 15, 2004, Corporate Asset Backed Corporation ("CABCO") transferred $32,500,000 aggregate principal amount of 6.450% Global Notes due June 15, 2034 issued by SBC Communications Inc. to CABCO Series 2004-102 Trust (SBC Communications Inc.) (the "Trust"), and the Trust issued $32,500,000 aggregate certificate principal balance of Collared Floating Rate Callable Certificates (the "Certificates") to CABCO pursuant to a Trust Agreement, dated as of December 15, 2004, between CABCO and U.S. Bank Trust National Association, as trustee and option agent. The Certificates were purchased by UBS Securities LLC ("UBS Securities"), as underwriter, from CABCO pursuant to an Underwriting Agreement, dated December 7, 2004, between CABCO and UBS Securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit No.                         Description
-----------                         -----------
      4.1   Trust Agreement, dated as of December 15, 2004, between Corporate
            Asset Backed Corporation, as Depositor, and U.S. Bank Trust National
            Association, as Trustee and Option Agent.

      5.1 Opinion of Sullivan & Cromwell LLP, dated December 15, 2004, with respect to legality.

      8.1 Opinion of Sullivan & Cromwell LLP, dated December 15, 2004, with respect to federal income tax matters.

      10.1  Call Option Agreement, dated as of December 15, 2004, among
            Corporate Asset Backed Corporation, UBS Securities LLC and U.S. Bank
            Trust National Association, as agent on behalf of UBS Securities LLC and its successors.

      10.2  Swap Agreement, dated as of December 15, 2004, among CABCO Series
            2004-102 Trust (SBC Communications Inc.) and UBS AG (included in the
            Trust Agreement and filed as Exhibit 4.1).

      10.3 Assignment and Assumption Agreement, dated as of December 15, 2004, among CABCO Series 2004-102 Trust (SBC Communications Inc.), UBS AG and Corporate Asset Backed Corporation, as Depositor.

      23.1 Consent of Sullivan & Cromwell LLP (included in their opinions and filed as Exhibit 5.1 and 8.1).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CORPORATE ASSET BACKED
                             CORPORATION, as depositor of CABCO Series
                             2004-102 Trust (SBC Communications Inc.)

                             By: /s/ Robert D. Vascellaro
                                 ------------------------
                                 Name: Robert D. Vascellaro
                                 Title: Vice President

                             By: /s/ James Hausmann
                                 ------------------------
December 15, 2004                Name: James Hausmann
                                 Title: Vice President



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                                INDEX TO EXHIBITS

Exhibit No.                           Description
-----------                           -----------
    4.1        Trust Agreement, dated as of December 15, 2004, between Corporate
               Asset Backed Corporation, as Depositor, and U.S. Bank Trust
               National Association, as Trustee and Option Agent.

    5.1 Opinion of Sullivan & Cromwell LLP, dated December 15, 2004, with respect to legality.

    8.1 Opinion of Sullivan & Cromwell LLP, dated December 15, 2004, with respect to Federal income tax matters.

    10.1       Call Option Agreement, dated as of December 15, 2004, among
               Corporate Asset Backed Corporation, UBS Securities LLC and U.S.
               Bank Trust National Association, as agent on behalf of UBS
               Securities LLC and its successors.

    10.2       Swap Agreement, dated as of December 15, 2004, among CABCO Series
               2004-102 Trust (SBC Communications Inc.) and UBS AG (included in the Trust Agreement and filed as Exhibit 4.1).

    10.3       Assignment and Assumption Agreement, dated as of December 15,
               2004, among CABCO Series 2004-102 Trust (SBC Communications
               Inc.), UBS AG and Corporate Asset Backed Corporation, as
               Depositor.

    23.1 Consent of Sullivan & Cromwell LLP (included in their opinions and filed as Exhibit 5.1 and 8.1).